UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement

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APX ACQUISITION CORP. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF APX ACQUISITION CORP. I

714 WESTVIEW AVENUE

NASHVILLE, TN 37205

Dear APx Acquisition Corp. I Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of annual meeting of APx Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “APXI,” “we,” “us” or “our”), which will be held on December 4, 2024, at 10:00 A.M., New York Time (the “Extraordinary General Meeting”). Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of APXI shareholders and other meeting participants, the Extraordinary General Meeting will be held in person at the offices of APx Acquisition Corp. I, 714 Westview Avenue, Nashville, TN 37205 and via virtual meeting format setting. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business APXI will conduct at the Extraordinary General Meeting and provide information about APXI that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

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Proposal No. 1 – Extension Amendment Proposal – as a special resolution, to amend APXI’s Amended and Restated Memorandum and Articles of Association, as amended by a special resolution passed on February 27, 2023, as further amended by special resolutions passed on September 7, 2023 and December 8, 2023 (the “Articles of Association”) to extend the date by which it has to consummate a business combination (the “Combination Period”) to December 9, 2025 (as extended, the “Extended Date”) (i.e., for a period of time ending 48 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

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Proposal No. 2 – Trust Agreement Amendment Proposal — as an ordinary resolution, to amend APXI’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Combination Period to the Extended Date (the “Trust Agreement Amendment” and, such proposal, the “Trust Agreement Amendment Proposal”);

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Proposal No. 3 – NTA Requirement Amendment Proposal – as a special resolution, to amend the Articles of Association pursuant to an amendment to the Articles of Association to eliminate (i) the limitation that the Company shall not redeem the Class A ordinary shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (such limitation, the “Redemption Limitation”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (together, the “NTA Requirement Amendment Proposal”); and

•

Proposal No. 4 – Adjournment Proposal – as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates in the discretion of the chairman of the Extraordinary General Meeting, including, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

i

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow APXI additional time to complete an initial business combination (the “Business Combination”). You are not being asked to vote on a Business Combination at this time.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on February 27, 2023 (the “February 2023 M&A Amendment”) and an amendment to the Trust Agreement dated February 27, 2023 (the “February 2023 Trust Amendment” and together with the February 2023 M&A Amendment, the “February 2023 Amendments”), the Company previously had the right to extend the Combination Period two (2) times for an additional three (3) months each time from March 9, 2023 (i.e., 15 months after the consummation of the IPO) up to September 9, 2023 (i.e., 21 months from the consummation of the IPO) by depositing into the trust account (the “Trust Account”) the lesser of $750,000 or $0.125 for each of the two three-month extensions. In accordance with the February 2023 Amendments, the Company deposited $750,000 into the Trust Account on two occasions to extend to the Combination Period from March 9, 2023 to September 9, 2023. In connection with the shareholder meeting to approve the February 2023 Amendments, 10,693,417 Ordinary Shares were tendered for redemption.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on September 7, 2023 (the “September 2023 M&A Amendment”) and an amendment to the Trust Agreement dated September 7, 2023 (the “September 2023 Trust Amendment” and together with the September 2023 M&A Amendment, the “September 2023 Amendments”), the Company had the right to extend the Combination Period three (3) times for an additional one (1) month each time (each an “Extension Period”) from September 9, 2023 (i.e., 21 months after the consummation of the IPO) up to December 9, 2023 (i.e., 24 months from the consummation of the IPO) (as extended, the “Termination Date”) by depositing into the Trust Account the lesser of $125,000 or $0.025 for each of the three one-month extensions. In accordance with the September 2023 Amendments, the Company deposited $125,000 into the Trust Account on three occasions to extend to the Combination Period from September 9, 2023 to December 9, 2023. In connection with the meeting to approve the September 2023 Amendments, 757,463 Ordinary Shares were tendered for redemption.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on December 8, 2023 (the “December 2023 M&A Amendment”) and an amendment to the Trust Agreement dated December 8, 2023 (the “December 2023 Trust Amendment” and together with the December 2023 M&A Amendment, the “December 2023 Amendments”), the Company currently has the right to extend the Combination Period for twelve (12) times for an additional one (1) month each time from December 9, 2023 (i.e., 24 months after the consummation of the IPO) up to December 9, 2024 (i.e., 36 months from the consummation of the IPO) (as extended, the “Termination Date”) by depositing into the Trust Account the lesser of $125,000 or $0.025 for each of the three one-month extensions. In accordance with the December 2023 Amendments, the Company deposited $125,000 into the Trust Account on 12 occasions to extend to the Combination Period from December 9, 2023 to December 9, 2024. In connection with the meeting to approve the December 2023 Amendments, 201,496 Ordinary Shares were tendered for redemption.

If both the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the Company will have the right to extend the Combination Period up to the Extended Date.

APXI’s board of directors (the “Board”) has determined that it is in the best interests of APXI to seek an extension of the Termination Date and have APXI shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination if needed. APXI intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that an extension of the Combination Period (the “Extension”) be obtained so that, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension,

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APXI believes that there is a significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

As contemplated by the Articles of Association, the holders of APXI Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Ordinary Shares in connection with the Extraordinary General Meeting.

On November 21, 2024, the redemption price per Public Share was approximately $11.97 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $66,982,000 as of November 21, 2024 (including interest not previously released to APXI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on November 21, 2024 was $11.88. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.09 more per share than if the Public Shares were sold in the open market. APXI cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. APXI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if APXI does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’s obligations under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Articles of Association being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding

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Ordinary Shares and Class B Ordinary Shares, par value $0.0001 per share (the “Founder Shares”), present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the NTA Requirement Amendment Proposal requires a special resolution under the Articles of Association being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal will only be put forth for a vote in the discretion of the chairman of the Extraordinary General Meeting, including in the event there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on November 6, 2024 (the “Record Date”) as the date for determining APXI shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of issued and outstanding ordinary shares of the Company on that date are entitled to attend and have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension as needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal are in the best interests of APXI and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

APXI’s directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants (as defined below). See the section entitled “Extraordinary General Meeting of APXI Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, APXI urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of APx Acquisition Corp. I

/s/ Kyle Bransfield
Kyle Bransfield
Chairman of the Board and Chief Executive Officer
November 22, 2024

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Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The approval of the NTA Requirement Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting (including to fail to record your abstention from voting), your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, your shares will not be counted in connection with any vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal or Adjournment Proposal. Any abstention will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

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NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

OF APX ACQUISITION CORP. I

TO BE HELD ON DECEMBER 4, 2024

To the Shareholders of APx Acquisition Corp. I:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting in lieu of Annual Meeting (the “Extraordinary General Meeting”) of the shareholders of APx Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “APXI,” “we,” “us” or “our”), will be held on December 4, 2024, at 10:00 a.m, New York Time. Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of APXI shareholders and other meeting participants, the Extraordinary General Meeting will be held in person at the offices of APx Acquisition Corp. I, 714 Westview Avenue, Nashville, TN 37205 and in a virtual meeting format. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated November 22, 2024 and is first being mailed to shareholders on or about that date:

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Proposal No. 1 – Extension Amendment Proposal – as a special resolution, to amend APXI’s Amended and Restated Memorandum and Articles of Association, as amended by a special resolution passed on February 27, 2023, as further amended by special resolutions passed on September 7, 2023 and December 8, 2023 (the “Articles of Association”) to extend the date by which it has to consummate a business combination (the “Combination Period”) to December 9, 2025 (as extended, the “Extended Date”) (i.e., for a period of time ending 48 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

•

Proposal No. 2 – Trust Agreement Amendment Proposal — as an ordinary resolution, to amend APXI’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Combination Period to the Extended Date (the “Trust Agreement Amendment” and, such proposal, the “Trust Agreement Amendment Proposal”);

•

Proposal No. 3 – NTA Requirement Amendment Proposal – as a special resolution, to amend the Articles of Association pursuant to an amendment to the Articles of Association to eliminate (i) the limitation that the Company shall not redeem the Class A ordinary shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (such limitation, the “Redemption Limitation”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (together, the “NTA Requirement Amendment Proposal”); and

•

Proposal No. 4 – Adjournment Proposal – as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates in the discretion of the chairman of the Extraordinary General Meeting, including, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow APXI additional time to complete an initial business combination (the “Business Combination”). You are not being asked to vote on a Business Combination at this time.

i

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on February 27, 2023 (the “February 2023 M&A Amendment”) and an amendment to the Trust Agreement dated February 27, 2023 (the “February 2023 Trust Amendment” and together with the February 2023 M&A Amendment, the “February 2023 Amendments”), the Company previously had the right to extend the Combination Period two (2) times for an additional three (3) months each time from March 9, 2023 (i.e., 15 months after the consummation of the IPO) up to September 9, 2023 (i.e., 21 months from the consummation of the IPO) by depositing into the trust account (the “Trust Account”) the lesser of $750,000 or $0.125 for each of the two three-month extensions. In accordance with the February 2023 Amendments, the Company deposited $750,000 into the Trust Account on two occasions to extend to the Combination Period from March 9, 2023 to September 9, 2023. In connection with the shareholder meeting to approve the February 2023 Amendments, 10,693,417 Ordinary Shares were tendered for redemption.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on September 7, 2023 (the “September 2023 M&A Amendment”) and an amendment to the Trust Agreement dated September 7, 2023 (the “September 2023 Trust Amendment” and together with the September 2023 M&A Amendment, the “September 2023 Amendments”), the Company had the right to extend the Combination Period three (3) times for an additional one (1) month each time (each an “Extension Period”) from September 9, 2023 (i.e., 21 months after the consummation of the IPO) up to December 9, 2023 (i.e., 24 months from the consummation of the IPO) (as extended, the “Termination Date”) by depositing into the Trust Account the lesser of $125,000 or $0.025 for each of the three one-month extensions. In accordance with the September 2023 Amendments, the Company deposited $125,000 into the Trust Account on three occasions to extend to the Combination Period from September 9, 2023 to December 9, 2023. In connection with the meeting to approve the September 2023 Amendments, 757,463 Ordinary Shares were tendered for redemption.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on December 8, 2023 (the “December 2023 M&A Amendment”) and an amendment to the Trust Agreement dated December 8, 2023 (the “December 2023 Trust Amendment” and together with the December 2023 M&A Amendment, the “December 2023 Amendments”), the Company currently has the right to extend the Combination Period for twelve (12) times for an additional one (1) month each time from December 9, 2023 (i.e., 24 months after the consummation of the IPO) up to December 9, 2024 (i.e., 36 months from the consummation of the IPO) (as extended, the “Termination Date”) by depositing into the Trust Account the lesser of $125,000 or $0.025 for each of the three one-month extensions. In accordance with the December 2023 Amendments, the Company deposited $125,000 into the Trust Account on 12 occasions to extend to the Combination Period from December 9, 2023 to December 9, 2024. In connection with the meeting If both the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the Company will have the right to extend the Combination Period up to the Extended Date.

APXI’s board of directors (the “Board”) has determined that it is in the best interests of APXI to seek an extension of the Termination Date and have APXI’ shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination if needed. APXI intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that an extension of the Combination Period (the “Extension”) be obtained so that APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

As contemplated by the Articles of Association, the holders APXI’s Class A ordinary shares, par value $0.0001 per share, (the “Ordinary Shares”), issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the

Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two (2) business days prior to the consummation of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On November 21, 2024, the redemption price per Public Share was approximately $11.97 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $66,982,063 as of November 21, 2024 (including interest not previously released to APXI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq on November 21, 2024 was $11.88. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.09 more per share than if the Public Shares were sold in the open market. APXI cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. APXI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if APXI does not complete a Business Combination on or before the Termination Date.

Approval of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to APXI’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the NTA Requirement Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal will only be put forth for a vote in the discretion of the chairman of the Extraordinary General Meeting, including in the event there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares and Founder Shares at the close of business on November 6, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 5,597,624 issued and outstanding Public Shares and 4,312,500 Founder Shares issued and outstanding. APXI’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, APXI urges you to read this material carefully and vote your shares.

This proxy statement is dated November 22, 2024 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of APX Acquisition Corp. I

/s/ Kyle Bransfield
Kyle Bransfield
Chairman of the Board and Chief Executive Officer
November 22, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect APXI’s current views with respect to, among other things, APXI’s capital resources and results of operations. Likewise, APXI’s financial statements and all of APXI’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect APXI’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. APXI does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	APXI’s ability to complete a Business Combination, including approval by the shareholders of APXI;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Ordinary Shares, Founder Shares and other securities of APXI;

•	the use of funds not held in the Trust Account or available to APXI from interest income on the Trust Account balance.

While forward-looking statements reflect APXI’s good faith beliefs, they are not guarantees of future performance. APXI disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause APXI’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in APXI’s final prospectus filed with the SEC on December 6, 2021 in connection with APXI’s initial public offering, as amended by other reports APXI filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to APXI (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

APXI is a blank check company formed under the laws of the Cayman Islands on May 13, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from APXI’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

APXI believes that it is in the best interests of APXI shareholders to continue APXI’s existence until the Extended Date, if necessary, in order to allow APXI additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting. APXI intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.

The Extraordinary General Meeting will be held on December 4, 2024, at 10:00 a.m., New York Time at APx Acquisition Corp. I, 714 Westview Avenue, Nashville, TN 37205 and via live webcast at https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.

You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	APXI shareholders are being asked to consider and vote on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – as a special resolution, to amend APXI’s Amended and Restated Memorandum and Articles of Association, as amended by a special resolution passed on February 27, 2023, as further amended by special resolutions passed on September 7, 2023 and December 8, 2023 (the “Articles of Association”) to extend the date by which it has to consummate a business combination (the “Combination Period”) to December 9, 2025 (as extended, the “Extended Date”) (i.e., for a period of time ending 48 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

•

Proposal No. 2 – Trust Agreement Amendment Proposal — as an ordinary resolution, to amend APXI’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Combination Period to the Extended Date (the “Trust Agreement Amendment” and, such proposal, the “Trust Agreement Amendment Proposal”);

•	Proposal No. 3 – NTA Requirement Amendment Proposal – as a special resolution, to amend the Articles of Association pursuant to an amendment to the Articles of Association to eliminate (i) the limitation that the Company shall not redeem the Class A ordinary shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (such limitation, the “Redemption Limitation”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (together, the “NTA Requirement Amendment Proposal”); and

•

Proposal No. 4 – Adjournment Proposal – as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates in the discretion of the chairman of the Extraordinary General Meeting, including, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal (the “Adjournment Proposal”).

Q.	Are the proposals conditioned on one another?

A.	Approval of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented and one or more APXI shareholders elect to redeem their Public Shares pursuant to the Redemption, APXI will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for APXI’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved, and if APXI is otherwise unable to consummate a Business Combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’ obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 4,312,500 Founder Shares held by them. There will be no distribution from the trust account with respect to APXI’s warrants, which will expire worthless in the event APXI dissolves and liquidates the trust account.

Q.	Why is APXI proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal?

A.

The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow APXI additional time to complete a Business Combination pursuant to a Business Combination Agreement, if needed.

While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension if needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by APXI shareholders on a Business Combination will occur at an extraordinary general meeting of APXI shareholders, to be held on at a later date, and the solicitation of proxies from APXI shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of APXI shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal is not approved by APXI shareholders, APXI may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by APXI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.

The approval of the Extension Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. An APXI’s shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting (including a shareholders failure to record an abstention from voting) will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, the shareholder’s shares will not be counted on any vote at the Extraordinary General Meeting. The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of one-third of the issued and outstanding ordinary shares of the Company of the Record Date for the Extraordinary General Meeting entitled to vote as shall constitute quorum for the Extraordinary General Meeting.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the

Ordinary Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon, the approval of the NTA Requirement Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Accordingly, an APXI’s shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting (including to record the shareholder’s abstention from voting) will not be counted towards the number of ordinary shares of the Company required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will mean the shareholder’s shares will not be counted on any vote at the Extraordinary General Meeting. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a votes cast at the Extraordinary General Meeting and the shareholder’s shares will not be counted on the relevant vote at the Extraordinary General Meeting. The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of one-third of the issued and outstanding ordinary shares of the Company of the Record Date for the Extraordinary General Meeting entitled to vote as shall constitute quorum for the Extraordinary General Meeting.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.

APXI believes its shareholders will benefit from APXI consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which APXI has to complete an initial business combination until the Extended Date. The Extension would give APXI additional time to complete a Business Combination.

The Board believes that it is in the best interests of APXI shareholders and APXI that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension if needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.

APXI believes shareholders will benefit from APXI consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which APXI has to complete a business combination until the Extended Date. The Extension would give APXI additional time to complete a Business Combination.

The Board believes that it is in the best interests of APXI shareholders and APXI that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension as needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the NTA Requirement Amendment Proposal?

A.

The purpose of the NTA Requirement Amendment Proposal is to eliminate from the Articles of Association the Redemption Limitation and the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded. The elimination of these provisions from the Articles of Association could facilitate the consummation of an initial business combination if the Company’s (or the combined company’s) net tangible assets would be below $5,000,001 immediately after the closing.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The initial purpose of the Redemption Limitation in the Articles of Association was to ensure that the Company would not be subject to the “penny stock” rules of the SEC and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because it complied with Rule 3a51-1(g)(1) under the Exchange Act (the “NTA Rule”).

Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Under Rule 3a51-1, the term “penny stock” is defined to mean any equity security, unless that equity security fits within certain enumerated exclusions.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and the Company believes that it can currently rely on another exclusion, Rule 3a51-1(a)(2) under the Exchange Act (the “National Exchange Rule”), due to its being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” any equity security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by December 6, 2024. If that occurs, and the Company does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Risk Factors – If we fail to consummate our initial Business Combination by December 6, 2024, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

As the Company intends to consummate an initial business combination that complies with the initial listing standards of Nasdaq, the Company believes that the combined company following the closing of its initial business combination will be able to rely on the National Exchange Rule to avoid being subject to the “penny stock” rules of the SEC. Therefore, the Company has concluded that the inclusion of the Redemption Limitation in the Articles of Association is unnecessary. However, if the combined company following the closing of the Company’s initial business combination does not satisfy the exception provided under the National Exchange Rule and does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, its securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Proposal No. 3 — The NTA Requirement Amendment Proposal” and “Risk Factors – If we fail to consummate our initial Business Combination by December 6, 2024, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by APXI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates, including in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised APXI that they intend to vote any Ordinary Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal the NTA Requirement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 4,312,500 Founder Shares, representing approximately forty percent (43%) of APXI’s issued and outstanding shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal?

A.

If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or in person at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, your shares will not be counted in connection with any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and your shares will not be counted in connection with the relevant vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, are not approved?

A.

If there are insufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, APXI may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved at the Extraordinary General Meeting or at any adjournment thereof and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of APXI waived their rights to participate in any liquidation distribution with respect to the 4,312,500 Founder Shares. There will be no distribution from the Trust Account with respect to APXI’s warrants, which will expire worthless in the event APXI dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved, what happens next?

A.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, APXI will continue to attempt to consummate a Business Combination until the Extended Date. APXI will file notice of the amendments to the Articles of Association with the Cayman Islands Registrar of Companies and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of APXI held by APXI’s officers, directors, the Sponsor and its affiliates.

Q.	Will the Company’s securities remain listed on Nasdaq?

A.

The Registration Statement on Form S-1 we filed with the SEC on November 19, 2021 (File No. 333-261247), as amended, for our IPO (the “IPO Registration Statement”) was declared effective by the SEC on December 6, 2021, and our securities are currently listed on the Nasdaq Capital Market. Pursuant to our Articles of Association, we have until December 9, 2024 (or such later date that may be approved by APXI shareholders, such as the Extended Date), to consummate our initial business combination. Nasdaq’s rules and guidance currently provide that SPACs (such as us) must satisfy certain listing conditions, including that a SPAC must complete one or more business combinations meeting certain conditions within 36 months of the effectiveness of its initial public offering registration statement (the “36-Month

Requirement”). Prior to the enactment of the Nasdaq Delisting Rule Amendment (as defined below), if a SPAC did not meet the 36-Month Requirement, it would receive a staff delisting determination from Nasdaq which, among other things, informed the SPAC that (i) its securities will be suspended as of a certain date; (ii) it has a right to request review of the staff delisting determination by a hearings panel; and (iii) a timely request for such review will stay the suspension and delisting action pending the issuance of a written decision of the hearings panel.

On July 8, 2024, Nasdaq filed with the SEC a proposal to change the rules applicable to the foregoing procedures (the “Nasdaq Delisting Rule Amendment”) that includes removing the stay referred to above so that a SPAC’s securities will be immediately suspended from trading on Nasdaq through the pendency of the hearings panel’s review. In addition, under the Nasdaq Delisting Rule Amendment, the scope of the hearings panel’s review would be limited, as the hearings panel may only reverse a staff delisting determination where it determines that the staff delisting determination was in error and that the SPAC never failed to satisfy the 36-Month Requirement. In such cases, the hearings panel would not be able to consider facts indicating that the SPAC had regained compliance since the date of the staff delisting determination, nor may the hearings panel grant an exception allowing the SPAC additional time to regain compliance. If a SPAC completes a business combination after receiving a staff delisting determination and/or demonstrates compliance with all applicable initial listing requirements, the combined company could apply to list its securities on Nasdaq pursuant to the normal application review process. The Nasdaq Delisting Rule Amendment contained a list of deficiencies that would immediately result in a staff delisting determination, which includes noncompliance with the 36-Month Requirement.

On July 15, 2024, the SEC issued a release approving the immediate effectiveness of the Nasdaq Delisting Rule Amendment. The Nasdaq Delisting Rule Amendment became operative on October 7, 2024.

If we are not able to consummate our initial business combination on or prior to December 6, 2024, our securities will be suspended from trading on Nasdaq and delisted. If Nasdaq were to suspend our securities from trading, or delist our securities, our securities could potentially be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including but not limited to:

•	our ability to complete an initial business combination with a target company contemplating a Nasdaq listing, as we would be a less attractive acquiror absent a listing on a national exchange;

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A ordinary shares are a “penny stock,” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A Ordinary Shares, and warrants are currently listed on Nasdaq, our units, Class A Ordinary Shares, and warrants are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

Additionally, on September 4, 2024, the Company received a written notice from the Listing Qualifications Department of Nasdaq indicating that since the Company’s aggregate market value of its outstanding warrants was less than $1 million, the Company was no longer in compliance with the Nasdaq Global Market continued listing criteria set forth in Listing Rule 5452(b)(C) (the “Rule”), which requires the Company to maintain an aggregate market value of its outstanding warrants of at least $1 million (the “Notice”). The Company subsequently submitted a plan to regain compliance with the Rule (the “Compliance Plan”).

On October 29, 2024, the Company received written notice from the Staff (the “November Notice”), stating that the Compliance Plan was not accepted as the Company had provided insufficient evidence to demonstrate that it can effect the Compliance Plan by its 36-month expiration date of December 6, 2024, at which time the Company’s securities will be delisted from Nasdaq in accordance with IM-5101-2, irrespective of the Company’s progress or lack thereof toward regaining compliance with the Rule, and that the Staff had determined to initiate procedures to delist the Company’s warrants (and, as a result of the warrants’ inclusion therein, the Company’s units) from Nasdaq due to the Company’s non-compliance.

Pursuant to the Notice, unless the Company requests a hearing to appeal this determination by November 5, 2024, the Company’s warrants and units will be suspended at the opening of business on November 5, 2024, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s warrants and units from listing and registration on Nasdaq (the “Warrant/Unit Delisting”). The Company does not intend to request a hearing. The Warrant/Unit Delisting does not affect the listing or trading of the Company’s Class A ordinary shares on the Nasdaq Global Market, other than those contained within the units; however, the Company expects Nasdaq to initiate delisting procedures for its Class A ordinary shares on December 6, 2024, as described above.

Q.	Am I able to exercise my redemption rights in connection with a Business Combination?

A.

If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Ordinary Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal and Trust Agreement Amendment does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Extraordinary General Meeting of APXI shareholders to vote on a Business Combination).

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal?

A.

Yes. Whether you vote for or against the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by Internet;

•

sending a later-dated, signed proxy card addressed to APXI’s Secretary located at APx Acquisition Corp. I, 714 Westview Avenue, Nashville, TN 37205, Attn: Secretary, so that it is received by APXI’s Secretary on or before the Extraordinary General Meeting; or

•	attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to APXI’s Secretary, which must be received by APXI’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Ordinary Shares and Founder Shares, the NTA Requirement Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will result in such shares not being counted in connection with the relevant vote.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. APXI believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will not be counted in connection with any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of APXI shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than one-third of the issued and outstanding ordinary shares of the Company as of the Record Date entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.

If you were a holder of record of Ordinary Shares or Class B Ordinary Shares on November 6, 2024, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on December 3, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number included on your proxy card.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the Trust Agreement Amendment Proposal.

The Board has also determined that the NTA Requirement Amendment Proposal is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the NTA Requirement Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the Adjournment Proposal.

Q.	What interests do APXI’s directors and officers have in the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal?

A.	APXI’s directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of APXI Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal?

A.	No. There are no appraisal rights available to APXI shareholders in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.

No. The holders of public warrants issued in connection with the IPO, which are exercisable for one Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Ordinary Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, APXI shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to APXI to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated December 6, 2021, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on December 2, 2024 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that APXI redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of APXI’s transfer agent is listed under the question “Who can help answer my questions?” below. APXI requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to APXI’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and APXI’s transfer agent will need to act to facilitate the request. It is APXI’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because APXI does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with APXI’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

APXI shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to APXI shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.

APXI will pay the cost of soliciting proxies for the Extraordinary General Meeting. APXI has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. APXI will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of APXI may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

APx Acquisition Corp. I

714 Westview Avenue

Nashville, TN 37205

+1 (202) 465-5882

You may also contact the proxy solicitor for APXI at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (866) 356-6140

Email: APXI@dfking.com

To obtain timely delivery, APXI shareholders must request the materials no later than November 26, 2024, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about APXI from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New

York Time, on December 2, 2024 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF APXI SHAREHOLDERS

This proxy statement is being provided to APXI shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of APXI shareholders to be held on December 4, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 22, 2024 to all shareholders of record of APXI as of November 6, 2024, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 10:00 a.m. New York Time, on December 4, 2024 at the offices of APx Acquisition Corp. I, 714 Westview Avenue, Nashville, TN 37205 and via live webcast by visiting https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, APXI shareholders will consider and vote on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – as a special resolution, to amend APXI’s Amended and Restated Memorandum and Articles of Association, as amended by a special resolution passed on February 27, 2023, as further amended by special resolutions passed on September 7, 2023 and December 8, 2023 (the “Articles of Association”) to extend the date by which it has to consummate a business combination (the “Combination Period”) to December 9, 2025 (as extended, the “Extended Date”) (i.e., for a period of time ending 48 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

•

Proposal No. 2 – Trust Agreement Amendment Proposal — as an ordinary resolution, to amend APXI’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Combination Period to the Extended Date (the “Trust Agreement Amendment” and, such proposal, the “Trust Agreement Amendment Proposal”);

•

Proposal No. 3 – NTA Requirement Amendment Proposal – as a special resolution, to amend the Articles of Association pursuant to an amendment to the Articles of Association to eliminate (i) the limitation that the Company shall not redeem the Class A ordinary shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (such limitation, the “Redemption Limitation”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (together, the “NTA Requirement Amendment Proposal”); and

•

Proposal No. 4 – Adjournment Proposal – as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates in the discretion of the chairman of the Extraordinary General Meeting, including, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of APXI, you have a right to vote on certain matters affecting APXI. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own ordinary shares of the Company at the close of business on November 6, 2024, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each of the ordinary shares of the Company that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 5,597,624 issued and outstanding Public Shares and 4,312,500 Founder Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold one-third of the issued and outstanding ordinary shares of the Company as of the Record Date entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will result in the relevant shares not being counted in connection with any vote on the Extension Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares present in person or represented by proxy at the Extraordinary General Meeting, approval of the NTA Requirement Amendment Proposal requires a special resolution under the Articles of Association, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof and approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The failure to vote, abstentions and broker non-votes will result in the relevant shares not being counted in connection with any vote on the Trust Agreement Amendment Proposal and Adjournment Proposal.

It is possible that APXI will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved. If APXI fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, APXI will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are an APXI shareholder of record, you may vote by mail or Internet. Each Ordinary Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares or Founder Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, ‘FOR” the Trust Agreement Amendment Proposal, ‘FOR” the NTA Requirement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on December 3, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number included on their proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from APXI. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms offer Internet voting. If your bank or brokerage firm does not offer Internet voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after APXI receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. APXI encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at APx Acquisition Corp. I, 714 Westview Avenue, Nashville, TN 37205, at 10:00 a.m. New York Time, on December 4, 2024 and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com/apxacquisitioncorpi/2024/ and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify APXI’s Secretary in writing to APx Acquisition Corp. I, 714 Westview Avenue, Nashville, TN 37205 before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

APXI intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may contact:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (866) 356-6140

Email: APXI@dfking.com

Redemption Rights

In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and contingent upon the effectiveness of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before 5:00 p.m., New York Time, two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that APXI redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $66,982,063 as of November 21, 2024. Prior to their exercising Redemption rights, APXI shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of APXI, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of APXI’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal does not affect the right of APXI shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to APXI shareholders.

Appraisal Rights

There are no appraisal rights available to APXI shareholders in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal.

Proxy Solicitation Costs

APXI is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made on the Internet. APXI has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. APXI and its directors, officers and employees may also solicit proxies on the Internet. APXI will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

APXI will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. APXI will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to APXI shareholders. Directors, officers and employees of APXI who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal , shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved and a Business Combination is not consummated by December 9, 2024 (or such later date that may be approved by APXI shareholders, such as the Extended Date), APXI will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding APXI Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Initial Shareholders, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $51,232,500 based upon the closing price of $11.80 per share on Nasdaq on November 21, 2024.

•

Simultaneously with the consummation of the IPO, APXI consummated the private sale of 8,950,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $8,950,000. Each private placement warrant is identical to the warrants underlying the units sold in IPO. Such private placement warrants have an aggregate market value of approximately $536,105 based upon the closing per warrant price of $0.06 on Nasdaq on November 4, 2024. The private placement warrants, will become worthless if APXI does not consummate a business combination by December 9, 2024 (or such later date that may be approved by APXI shareholders, such as the Extended Date).

•

The Initial Shareholders paid significantly less for its shares than other current shareholders and holders of public units paid for their shares purchased in the IPO or shares purchased in the open market thereafter. The Initial Shareholders purchased 4,312,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.006 per share.

•

Templar LLC (“Templar”), which is controlled by our chief executive officer and chairman, Kyle Bransfield, has made Working Capital Loans to APXI that may be repaid upon completion of the Business Combination, without interest, or at the lender’s discretion, converted upon completion of the Business Combination into up to 1,500,000 warrants of the post-business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants. On September 8, 2023, APXI issued the Working Capital Promissory Note. On February 9, 2024, APXI issued the Amended and Restated Note, amending and restating the Working Capital Promissory Note to increase the maximum principal amount from $500,000 to $2,000,000 and to provide that, in addition to funding working capital needs, amounts under the Amended and Restated Note may be used for the purposes of making one or more payments to Continental Stock Transfer & Trust Company, a New York limited liability trust company, as Extension Payments (as defined in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 29, 2023, as amended).

•

If APXI is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $48,094,125, comprised of (a) $47,825,625 representing the market value of Founder Shares, and (b) $268,500 representing the market value of private placement warrants. Certain APXI directors and executive officers have indirect economic interests in the private placement warrants and in the Founder Shares.

•	The Initial Shareholders have agreed not to redeem any Ordinary Shares or Founder Shares, held by it in connection with a shareholder vote to approve an initial business combination.

•

The Initial Shareholders and APXI’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if APXI fails to complete an initial business combination by December 9, 2024 (or such later date that may be approved by APXI shareholders, such as the Extended Date).

•	The continued indemnification of current directors and officers of APXI and the continuation of directors’ and officers’ liability insurance after a Business Combination.

Additionally, if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved and APXI consummates an initial business combination, the officers and directors of APXI may have additional interests as described in the proxy statement/prospectus for such transaction.

RISK FACTORS

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We cannot assure you that the Extension will enable us to complete a business combination.

Approving the Extension and not redeeming your shares involves a number of risks. Even if the Extension is approved, we cannot assure you that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek shareholder approval of a business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of Ordinary Shares on the open market. The price of Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Ordinary Shares at favorable prices, or at all.

The ability of the public shareholders to exercise redemption rights with respect to a large number of public shares if the Extension Amendment Proposal is approved and the Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to the Articles of Association, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable), in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension. The ability of the public shareholders to exercise such redemption rights with respect to a large number of public shares may adversely affect the liquidity of our securities. As a result, if the Extension Amendment Proposal is approved and the Extension is implemented, although the per-share market price may be higher than the per-share redemption price paid to public shareholders that elected to redeem their public shares in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension, you may be unable to sell your public shares at such market price and market prices may decrease as a result of sales by you or other shareholders.

If we fail to consummate our initial Business Combination by December 6, 2024, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.

The Registration Statement on Form S-1 we filed with the SEC on November 19, 2021 (File No. 333-261247), as amended, for our IPO (the “IPO Registration Statement”) was declared effective by the SEC on December 6, 2021, and our securities are currently listed on the Nasdaq Capital Market. Pursuant to our Articles of Association, we have until December 9, 2024 (or such later date that may be approved by APXI shareholders, such as the Extended Date), to consummate our initial business combination. Nasdaq’s rules and guidance currently provide that SPACs (such as us) must satisfy certain listing conditions, including that a SPAC must complete one or more business combinations meeting certain conditions within 36 months of the effectiveness of its initial public offering registration statement (the “36-Month Requirement”). Prior to the enactment of the Nasdaq Delisting Rule Amendment (as defined below), if a SPAC did not meet the 36-Month Requirement, it would receive a staff delisting determination from Nasdaq which, among other things, informed the SPAC that (i) its securities will be suspended as of a certain date; (ii) it has a right to request review of the staff delisting determination by a hearings panel; and (iii) a timely request for such review will stay the suspension and delisting action pending the issuance of a written decision of the hearings panel.

On July 8, 2024, Nasdaq filed with the SEC a proposal to change the rules applicable to the foregoing procedures (the “Nasdaq Delisting Rule Amendment”) that includes removing the stay referred to above so that a SPAC’s securities will be immediately suspended from trading on Nasdaq through the pendency of the hearings panel’s review. In addition, under the Nasdaq Delisting Rule Amendment, the scope of the hearings panel’s review would be limited, as the hearings panel may only reverse a staff delisting determination where it determines that the staff delisting determination was in error and that the SPAC never failed to satisfy the 36-Month Requirement. In such cases, the hearings panel would not be able to consider facts indicating that the SPAC had regained compliance since the date of the staff delisting determination, nor may the hearings panel grant an exception allowing the SPAC additional time to regain compliance. If a SPAC completes a business combination after receiving a staff delisting determination and/or demonstrates compliance with all applicable initial listing requirements, the combined company could apply to list its securities on Nasdaq pursuant to the normal application review process. The Nasdaq Delisting Rule Amendment contained a list of deficiencies that would immediately result in a staff delisting determination, which includes noncompliance with the 36-Month Requirement.

On July 15, 2024, the SEC issued a release approving the immediate effectiveness of the Nasdaq Delisting Rule Amendment. The Nasdaq Delisting Rule Amendment became operative on October 7, 2024.

If we are not able to consummate our initial business combination on or prior to December 6, 2024, our securities will be suspended from trading on Nasdaq and delisted. If Nasdaq were to suspend our securities from trading, or delist our securities, our securities could potentially be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including but not limited to:

•	our ability to complete an initial business combination with a target company contemplating a Nasdaq listing, as we would be a less attractive acquiror absent a listing on a national exchange;

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A ordinary shares are a “penny stock,” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A Ordinary Shares, and warrants are currently listed on Nasdaq, our units, Class A Ordinary Shares, and warrants are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

Additionally, on September 4, 2024, the Company received a written notice from the Listing Qualifications Department of Nasdaq indicating that since the Company’s aggregate market value of its outstanding warrants was less than $1 million, the Company was no longer in compliance with the Nasdaq Global Market continued listing criteria set forth in Listing Rule 5452(b)(C) (the “Rule”), which requires the Company to maintain an aggregate market value of its outstanding warrants of at least $1 million (the “Notice”). The Company subsequently submitted a plan to regain compliance with the Rule (the “Compliance Plan”).

On October 29, 2024, the Company received written notice from the Staff (the “November Notice”), stating that the Compliance Plan was not accepted as the Company had provided insufficient evidence to demonstrate that it can effect the Compliance Plan by its 36-month expiration date of December 6, 2024, at which time the Company’s securities will be delisted from Nasdaq in accordance with IM-5101-2, irrespective of the Company’s progress or lack thereof toward regaining compliance with the Rule, and that the Staff had determined to initiate procedures to delist the Company’s warrants (and, as a result of the warrants’ inclusion therein, the Company’s units) from Nasdaq due to the Company’s non-compliance.

Pursuant to the Notice, unless the Company requests a hearing to appeal this determination by November 5, 2024, the Company’s warrants and units will be suspended at the opening of business on November 5, 2024, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s warrants and units from listing and registration on Nasdaq (the “Warrant/Unit Delisting”). The Company does not intend to request a hearing. The Warrant/Unit Delisting does not affect the listing or trading of the Company’s Class A ordinary shares on the Nasdaq Global Market, other than those contained within the units; however, the Company expects Nasdaq to initiate delisting procedures for its Class A ordinary shares on December 6, 2024, as described above.

If the NTA Requirement Amendment Proposal is not approved and implemented, the ability of the public stockholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating an initial business combination.

Currently, the Redemption Limitation in the Charter prevents the Company from consummating an initial business combination unless it has net tangible assets of at least $5,000,001 upon consummation of the business combination. The purpose of the Redemption Limitation in the Charter was to ensure that the Company would not be subject to the “penny stock” rules of the SEC and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because it complied with the NTA Rule.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and the Company believes that it can currently rely on another exclusion, the National Exchange Rule (Rule 3a51-1(a)(2) under the Exchange Act), due to its being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” any equity security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by December 6, 2024. If that occurs, and the Company does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Proposal No. 3 — The NTA Requirement Amendment Proposal” and “—If we fail to consummate our initial Business Combination by December 6, 2024, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

The ability of the public stockholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001. If the NTA Requirement Amendment Proposal is not approved and implemented, the ability of the public stockholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating an initial business combination.

However, if the NTA Requirement Amendment Proposal is approved and if the net tangible assets of the combined company following our initial business combination are less than $5,000,001 upon closing, any failure to meet the initial listing requirements of Nasdaq could result in (i) the inability of the combined company to list the combined company’s ordinary shares and warrants on Nasdaq and (ii) the obligation to comply with the “penny stock” trading rules. See “If the NTA Requirement Amendment Proposal is approved, any failure to meet the initial listing requirements of Nasdaq could result in an inability to list the combined company’s ordinary shares and warrants on Nasdaq and the obligation to comply with the “penny stock” rules and could affect the combined company’s cash position following the closing of an initial business combination.”

If the NTA Requirement Amendment Proposal is approved, any failure to meet the initial listing requirements of Nasdaq could result in an inability to list the combined company’s ordinary shares and warrants on Nasdaq and the obligation to comply with the “penny stock” rules and could affect the combined company’s cash position following the closing of an initial business combination.

The Redemption Limitation in the Charter prevents the Company from consummating an initial business combination unless it has net tangible assets of at least $5,000,001 upon consummation of the business combination. The initial purpose of the Redemption Limitation in the Charter was to ensure that the Company would not be subject to the “penny stock” rules of the SEC, and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because it complied with the NTA Rule.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and the Company believes that it can currently rely on another exclusion, the National Exchange Rule (Rule 3a51-1(a)(2) under the Exchange Act), due to its being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” any equity security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by December 6, 2024. If that occurs, and the Company does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Proposal No. 3 — The NTA Requirement Amendment Proposal” and “—If we fail to consummate our initial Business Combination by December 6, 2024, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

However, if the NTA Requirement Amendment Proposal is approved and if the net tangible assets of the combined company (following our initial business combination)are less than $5,000,001 upon closing, the combined company’s failure to meet the initial listing requirements of Nasdaq could result in (i) the inability of the combined company to list the ordinary shares and warrants on Nasdaq and (ii) the obligation to comply with the “penny stock” trading rules.

If an initial business combination is consummated but the combined company is not able to list its ordinary shares and warrants on Nasdaq, such securities would likely then trade only in the over-the-counter market and the market liquidity of such securities could be adversely affected and their market price could decrease. If the ordinary shares and warrants were to trade on the over-the-counter market, selling such securities could be more difficult because smaller quantities of such securities would likely be bought and sold, transactions could be delayed, and the combined company could face significant material adverse consequences, including: (i) a limited availability of market quotations for its securities, (ii) reduced liquidity for its securities, (iii) a determination that the ordinary shares are a “penny stock” which will require brokers trading in such shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the securities, (iv) limited or no news or analyst coverage, and (v) a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for the ordinary shares and/or warrants, could substantially impair the combined company’s ability to raise additional funds, and could result in a loss of institutional investor interest and fewer development opportunities for the combined company.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Templar LLC, is a Tennessee limited liability company, and is not controlled by, nor has substantial ties with any non-U.S. person. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete an initial business combination by December 9, 2024 (or the Extended Date if the Extension Amendment Proposal is approved), because the review process continues beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive an amount per share that will be determined by when we liquidate and whether the Extension has been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If following the approval of the Extension Amendment Proposal and the implementation of the Extension we are no longer in compliance with Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Public Shares and warrants are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any shareholder redemptions in connection with certain amendments to the Articles. If the public shareholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Public Shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Public Shares, units, or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of public shares in connection with the approval of the charter amendment proposal and the implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, our shareholders and we could face significant material adverse consequences, including:

•	limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Public Shares are a “penny stock” which will require brokers trading in our Public Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Public Shares, and warrants are currently listed on Nasdaq, our units, Public Shares, and warrants are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

APXI is proposing to amend its Articles of Association to extend the date by which APXI has to consummate a business combination to the Extended Date so as to give APXI additional time to complete a Business Combination.

While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination. APXI intends to hold a Business Combination Extraordinary General Meeting at a future date to approve a Business Combination.

Articles of Association

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension if needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Ordinary Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On November 21, 2024, the redemption price per Public Share was approximately $11.97 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $66,982,063 as of November 21, 2024 (including interest not previously released to APXI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq Global Market on November 21, 2024 was $11.88. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.09 more per share than if the Public Shares were sold in the open market. APXI cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. APXI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if APXI does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

APXI has determined that there will not be sufficient time before December 9, 2024 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. The Articles of Association currently provide that APXI has until the Termination Date to complete an initial business combination. APXI and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless APXI provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

The Extension Amendment Proposal is essential to allowing APXI additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal is a condition to the implementation of the Extension.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension if needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 4,312,500 Founder Shares. There will be no distribution from the Trust Account with respect to APXI’s warrants, which will expire worthless in the event APXI dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, APXI intends to file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies. APXI will then continue to attempt to consummate a business combination until the Extended Date. APXI will remain a reporting company under the Exchange Act and its Units, Ordinary Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by APXI shareholders on a Business Combination will occur at a separate Business Combination Extraordinary General Meeting of APXI shareholders, to be held at a later date, and the solicitation of proxies from APXI shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of APXI shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the

Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that APXI redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by APXI’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $66,982,063 as of November 21, 2024. Prior to their exercising redemption rights, APXI shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of APXI, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If APXI does not consummate an initial business combination on or before the Termination Date, the Extension Amendment Proposal is not approved, and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of APXI’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of APXI shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to APXI shareholders. Shareholders of APXI seeking to exercise their redemption rights in connection with a Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/ prospectus relating to a Business Combination Extraordinary General Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Failure to vote by proxy or in person at the Extraordinary General Meeting, abstentions from voting or broker non-votes will result in the relevant shares not being counted in connection with any vote on the Extension Amendment Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Extension Amendment Proposal is as follows:

“RESOLVED, as a special resolution, that, subject to and conditional upon the effectiveness of the ordinary resolution to amend the Trust Agreement as set out below, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(i)	the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

49.7	In the event that the Company does not consummate a Business Combination within 48 months from the consummation of the IPO, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

(ii)	the deletion of the existing clause (a) of Article 49.8 in its entirety and the insertion of the following language in its place:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 48 months from the consummation of the IPO; or

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT APXI SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 – THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (as previously amended, the “Trust Agreement”), dated as of December 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period to the Extended Date (the “Trust Agreement Amendment”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment Proposal

The purpose of the Trust Agreement Amendment is to extend the Combination Period to the Extended Date.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on February 27, 2023 (the “February 2023 M&A Amendment”) and an amendment to the Trust Agreement dated February 27, 2023 (the “February 2023 Trust Amendment” and together with the February 2023 M&A Amendment, the “February 2023 Amendments”), the Company previously had the right to extend the Combination Period two (2) times for an additional three (3) months each time from March 9, 2023 (i.e., 15 months after the consummation of the IPO) up to September 9, 2023 (i.e., 21 months from the consummation of the IPO) by depositing into the trust account (the “Trust Account”) the lesser of $750,000 or $0.125 for each of the two three-month extensions. In accordance with the February 2023 Amendments, the Company deposited $750,000 into the Trust Account on two occasions to extend to the Combination Period from March 9, 2023 to September 9, 2023. In connection with the shareholder meeting to approve the February 2023 Amendments, 10,693,417 Ordinary Shares were tendered for redemption.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on September 7, 2023 (the “September 2023 M&A Amendment”) and an amendment to the Trust Agreement dated September 7, 2023 (the “September 2023 Trust Amendment” and together with the September 2023 M&A Amendment, the “September 2023 Amendments”), the Company had the right to extend the Combination Period three (3) times for an additional one (1) month each time (each an “Extension Period”) from September 9, 2023 (i.e., 21 months after the consummation of the IPO) up to December 9, 2023 (i.e., 24 months from the consummation of the IPO) (as extended, the “Termination Date”) by depositing into the Trust Account the lesser of $125,000 or $0.025 for each of the three one-month extensions. In accordance with the September 2023 Amendments, the Company deposited $125,000 into the Trust Account on three occasions to extend to the Combination Period from September 9, 2023 to December 9, 2023. In connection with the meeting to approve the September 2023 Amendments, 757,463 Ordinary Shares were tendered for redemption.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company adopted on December 8, 2023 (the “December 2023 M&A Amendment”) and an amendment to the Trust Agreement dated December 8, 2023 (the “December 2023 Trust Amendment” and together with the December 2023 M&A Amendment, the “December 2023 Amendments”), the Company currently has the right to extend the Combination Period for twelve (12) times for an additional one (1) month each time from December 9, 2023 (i.e., 24 months after the consummation of the IPO) up to December 9, 2024 (i.e., 36 months from the consummation of the IPO) (as extended, the “Termination Date”) by depositing into the Trust Account the lesser of $125,000 or $0.025 for each of the three one-month extensions. In accordance with the December 2023 Amendments, the Company deposited $125,000 into the Trust Account on 12 occasions to extend to the Combination Period from December 9, 2023 to December 9, 2024. In connection with the meeting to approve the December 2023 Amendments, 201,496 Ordinary Shares were tendered for redemption.

APXI has determined that there will not be sufficient time before December 9, 2024 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

The Trust Agreement Amendment Proposal is essential to allowing APXI additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal is a condition to the implementation of the Extension.

If the Trust Agreement Amendment Proposal is Not Approved

If the Trust Agreement Amendment is not approved, and we do not consummate an initial business combination by December 9, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our warrants to purchase Ordinary Shares will expire worthless.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Ordinary Shares underlying the private placement warrants. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

If the Trust Agreement Amendment Proposal is Approved

If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding Shares, including the Founder Shares, will be required to approve the Trust Agreement Amendment Proposal. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that, subject to and conditional upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company with respect to the Extension Amendment as set out above, the Trust Agreement be amended in the form set forth in Annex A to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination to December 9, 2025.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT APXI SHAREHOLDERS VOTE “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE NTA REQUIREMENT AMENDMENT PROPOSAL

Overview

As discussed in this proxy statement, the Company’s stockholders are being asked to consider and vote on the NTA Requirement Amendment Proposal to amend the Articles of Association pursuant to an amendment to the Articles of Association in the form set forth in Annex B of this proxy statement to eliminate (i) the Redemption Limitation and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded. All stockholders are encouraged to read the proposed Articles of Association amendment attached as Annex B to this proxy statement in its entirety for a more complete description of its terms.

Reasons for the NTA Requirement Amendment Proposal

The purpose of the NTA Requirement Amendment Proposal is to eliminate from the Articles of Association the Redemption Limitation and the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded. The elimination of these provisions from the Articles of Association could facilitate the consummation of an initial business combination if the Company’s (or the combined company’s) net tangible assets would be below $5,000,001 immediately after the closing.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The initial purpose of the Redemption Limitation in the Articles of Association was to ensure that the Company would not be subject to the “penny stock” rules of the SEC and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because it complied with the NTA Rule.

Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Under Rule 3a51-1, the term “penny stock” is defined to mean any equity security, unless that equity security fits within certain enumerated exclusions.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and the Company believes that it can currently rely on another exclusion, the National Exchange Rule (Rule 3a51-1(a)(2) under the Exchange Act), due to its being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” any equity security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by December 6, 2024. If that occurs, and the Company does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Risk Factors – If we fail to consummate our initial Business Combination by December 6, 2024, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

As the Company intends to consummate an initial business combination that complies with the initial listing standards of Nasdaq, the Company believes that the combined company following the closing of its initial business combination will be able to rely on the National Exchange Rule to avoid being subject to the “penny stock” rules of the SEC. Therefore, the Company has concluded that the inclusion of the Redemption Limitation in the Articles of Association is unnecessary. However, if the combined company following the closing of the Company’s initial business combination does not satisfy the exception provided under the National Exchange Rule and does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, its securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, “Risk Factors – If we fail to consummate our initial Business Combination by December 6, 2024, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

If the NTA Requirement Amendment Proposal is Not Approved

If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation may prevent the Company from being able to consummate an initial business combination even if all other conditions to closing the business combination are met. The Board believes that it is advisable for the Company to be permitted to effect redemptions and proceed with an initial business combination irrespective of the Redemption Limitation. See the section entitled “Risk Factors — If the NTA Requirement Amendment Proposal is not approved and implemented, the ability of the public stockholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating an initial business combination.”

If the NTA Requirement Amendment Proposal is Approved

If the NTA Requirement Amendment Proposal is approved, such amendment will be filed with the Registrar of Companies in the Cayman Islands and the Company would no longer be subject to the Redemption Limitation or the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by December 6, 2024. If that occurs, and the Company does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Risk Factors – If we fail to consummate our initial Business Combination by December 6, 2024, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

Additionally, if an initial business combination is consummated but if the combined company is not able to list its ordinary shares and warrants on Nasdaq, such securities would likely then trade only in the over-the-counter market and the market liquidity of such securities could be adversely affected and their market price could decrease. If the ordinary shares and warrants were to trade on the over-the-counter market, selling such securities could be more difficult because smaller quantities of such securities would likely be bought and sold, transactions could be delayed, and the combined company could face significant material adverse consequences, including: (i) a limited availability of market quotations for its securities, (ii) reduced liquidity for its securities, (iii) a determination that the ordinary shares are a “penny stock” which will require brokers trading in such shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the securities, (iv) limited or no news or analyst coverage, and (v) a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for the ordinary shares and/or warrants, could substantially impair the combined company’s ability to raise additional funds, and could result in a loss of institutional investor interest and fewer development opportunities for the combined company. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If the combined company’s ordinary shares and warrants are listed on Nasdaq, they will be covered securities. However, if the combined company is not listed on Nasdaq, its securities would not be covered securities and it would be subject to regulation in each state in which it offers its securities.

If the NTA Requirement Amendment Proposal is approved and implemented and an initial business combination is consummated, but the combined company is not listed on Nasdaq or another national securities exchange at closing, or if the combined company is subsequently delisted, and if the combined company fails to have net tangible assets of at least $5,000,001, the combined company may become subject to the “penny stock” rules, which may make it more difficult to trade its securities or otherwise materially adversely affect the market liquidity or market price of such securities as described above. See the sections entitled “Risk Factors — If the NTA Requirement Amendment Proposal is approved, any failure to meet the initial listing requirements of Nasdaq could result in an inability to list the combined company’s ordinary shares and warrants on Nasdaq and the obligation to comply with the “penny stock” rules and could affect the combined company’s cash position following the closing of an initial business combination.”

Required Vote

The approval of the NTA Requirement Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Failure to vote by proxy or in person at the Extraordinary General Meeting, abstentions from voting or broker non-votes will result in the relevant shares not being counted in connection with any vote on the NTA Requirement Amendment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to NTA Requirement Amendment Proposal is as follows:

“RESOLVED, as a special resolution, that, subject to and conditional upon the effectiveness of the ordinary resolution to amend the Trust Agreement as set out below, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(i)	the deletion of the existing Article 49.2 in its entirety and the insertion of the following language in its place:

“49.2	Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)

provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”;

(ii)	the deletion of the existing Article 49.4 in its entirety and the insertion of the following language in its place:

“49.4

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”;

(iii)	the deletion of the final sentence of existing Article 49.5 in its entirety; and

(iv)	the deletion of the final sentence of existing Article 49.8 in its entirety.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NTA REQUIREMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to APXI shareholders in the discretion of the chairman of the Extraordinary General Meeting, including in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by APXI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date, including in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Failure to vote by proxy or in person at the Extraordinary General Meeting, abstentions from voting or broker non-votes will result in the relevant shares not being counted in connection with any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting in the discretion of the chairman of the Extraordinary General Meeting to a later date or dates to be determined by the chairman, including, if necessary, to permit further solicitation of proxies, be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT APXI SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF APXI AND CERTAIN INFORMATION ABOUT APXI

General

APXI is a blank check company incorporated on May 13, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 9, 2021, the Company consummated the IPO of 17,250,000 APXI Units, including the full exercise of the underwriters’ over-allotment option, at $10.00 per Unit, generating gross proceeds of $172,500,000. Simultaneously with the consummation of the IPO, APXI consummated the private sale of 8,950,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $8,950,000. Each private placement warrant is identical to the warrants sold as part of the units sold in IPO. A total of $175,950,000 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement warrants was placed in the Trust Account.

Proposed Business Combination

On March 25, 2024, the Company, OmnigenicsAI, Merger Sub and MultiplAI entered into the Business Combination Agreement.

On the Closing Date but prior to the Merger Effective Time, pursuant to the Business Combination Agreement, (a) MultiplAI shall, and shall cause the MultiplAI Shareholders (as defined below), and OmnigenicsAI shall cause Parent (as defined below), to consummate all transactions under the MultiplAI Share Purchase Agreement, resulting in the Parent acquiring all of the issued and outstanding MultiplAI Shares, and (b) immediately thereafter, OmnigenicsAI shall, and shall cause Parent to, consummate the MultiplAI Contribution pursuant to which Parent shall contribute all of the issued and outstanding MultiplAI Shares to OmnigenicsAI, OmnigenicsAI shall, and shall cause Parent to, and MultiplAI shall, and shall cause the MultiplAI Shareholders to, assign all of the Parent’s rights under MultiplAI Share Purchase Agreement to OmnigenicsAI, and OmnigenicsAI shall issue to Parent an aggregate amount of 4,000,000 Company Shares (as defined below) in consideration thereof, free and clear of any liens.

On the Closing Date, following the MultiplAI Contribution but prior to the Merger Effective Time, pursuant to the Business Combination Agreement, OmnigenicsAI and MultiplAI shall cause the consummation of the Restructuring, pursuant to which (i) all Indebtedness (subject to certain exceptions) owed by MultiplAI or any Subsidiary of MultiplAI to Parent, any shareholder of Parent or any of the MultiplAI Shareholders, shall be cancelled and extinguished; and (ii) all Indebtedness (subject to certain exceptions) owed by OmnigenicsAI or any Subsidiary of OmnigenicsAI to Parent, any shareholder of Parent or any of the MultiplAI Shareholders, shall be cancelled and extinguished. The Indebtedness described in this paragraph that is not required to be canceled and extinguished at Closing shall have their maturity date extended to three years following the Closing Date.

On the Closing Date at the Merger Effective Time, pursuant to the Business Combination Agreement, Merger Sub will merge with and into the Company (with the Company being the surviving company and becoming a direct wholly-owned subsidiary of OmnigenicsAI) (the “Merger”) and, as a result of the Merger, (a) each ordinary share of the Company (“SPAC Ordinary Share”) outstanding will be exchanged for the right to receive one ordinary share of OmnigenicsAI, nominal value $0.0001 per share (“Company Share”), (b) all warrants to purchase SPAC Ordinary Shares (“SPAC Warrants”) will become warrants of OmnigenicsAI (“Company Warrants”) exercisable for Company Shares, on substantially the same terms as the SPAC Warrants and (c) OmnigenicsAI shall enter into an Assignment, Assumption and Amendment Agreement with the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent, to amend and assume the Company’s obligations under the existing Warrant Agreement, dated December 6, 2021, to give effect to the conversion of SPAC Warrants to Company Warrants.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of APXI’s Ordinary Shares and Founder Shares as of November 21, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of APXI Ordinary Shares and Founder Shares, by:

•	each person known by APXI to be the beneficial owner of more than 5% of APXI’s issued and outstanding Ordinary Shares or Founder Shares;

•	each of APXI’s executive officers and directors that beneficially owns shares of APXI’s Ordinary Shares or Founder Shares; and

•	all APXI’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

The following table is based on 9,910,124 ordinary shares outstanding at November 21, 2024, of which 9,910,124 were Class A ordinary shares and none of which were Class B ordinary shares. Unless otherwise indicated, it is believed that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Voting power represents the combined voting power of Ordinary Shares or Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares and Founder Shares vote together as a single class.

Unless otherwise indicated, APXI believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares or Founder Shares beneficially owned by them.

Name and Address of Beneficial Owner	Beneficially Owned	Class A Ordinary Shares Approximate Percentage of Class Issued and Outstanding Ordinary Shares
APx Cap Sponsor Group I, LLC(1)	970,312	9.8%
Templar, LLC(2)	3,342,188	33.7%
Kyle Bransfield(2)	3,342,188	33.7%
Daniel Braatz(1)	—	—
Xavier Martinez(1)	—	—
Alfred Varo Alonso(1)	—	—
Fara Remtulla	—	—
Daniel Mudd	—	—
Thomas P.M. Barry	—	—
All directors and executive officers as a group (7 individuals) after Effective Date	4,272,500	43.5%
Greater than 5% holders
Mizuho Financial Group, Inc.(4)	792,581	8.0%
Wolverine Asset Management (5)	534,493	5.4%
First Trust Merger Arbitrage Fund(6)	540,098	5.5%
First Trust Capital Management L.P. (6)	554,066	5.6%
First Trust Capital Solutions L.P. (6)	554,066	5.6%
FTCS Sub GP LLC(6)	554,066	5.6%

*	Less than one percent

(1)

APx Cap Sponsor Group I, LLC, our co-sponsor, is the record holder of such shares, is controlled by its managing member, APx Cap Holdings I, LLC. APx Cap Holdings I, LLC’s board of directors consists of three members. Each director of APx Cap Holdings I, LLC has one vote, and the approval of the members of the board of directors is required to approve an action of APx Cap Holdings I, LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to APx Cap Holdings I, LLC. Based upon the foregoing analysis, no individual manager of APx Cap Holdings I, LLC exercises voting or dispositive control over any of the securities held by APx Cap Holdings I, LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of each of APx Cap and the individuals listed herein is Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico.

(2)

Templar, LLC (“Templar”), our co-sponsor, is the record holder of such shares. Kyle Bransfield is the managing member of Templar, and as such, has voting and investment discretion with respect to the ordinary shares held of record by Templar and may be deemed to share beneficial ownership of the ordinary shares held by Templar. Mr. Bransfield disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The principal business address of Templar is 714 Westview Avenue, Nashville, Tennessee 37205.

(3)	Does not include any shares indirectly owned as a result of a direct or indirect membership interest in the Sponsor.
(4)

Shares beneficially owned are based on Scheduled 13G filed with the SEC on November 14, 2024 by Mizuho Financial Group, Inc, which information has not been independently confirmed. The principal business address of Mizuho Financial Group, Inc. is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

(5)

Shares beneficially owned are based on Scheduled 13G filed with the SEC on October 16, 2024 by Wolverine Asset Management, LLC and affiliated entities and persons (“Wolverine”), which information has not been independently confirmed. The principal business address of Wolverine is Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos 05370 Mexico City, Mexico.

(6)

Shares beneficially owned are based on Scheduled 13G filed with the SEC on November 14, 2024 by First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”), which information has not been independently confirmed. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

HOUSEHOLDING INFORMATION

Unless APXI has received contrary instructions, APXI may send a single copy of this proxy statement to any household at which two or more shareholders reside if APXI believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce APXI’s expenses. However, if shareholders prefer to receive multiple sets of APXI’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of APXI’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact APXI at the following address and telephone number:

APx Acquisition Corp. I

714 Westview Avenue

Nashville, TN 37205

Telephone: +1 (202) 465-5882

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

APXI files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. APXI’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of APXI’s filings with the SEC (excluding exhibits) at no cost by contacting APXI at the address and/or telephone number below.

If you would like additional copies of this proxy statement or APXI’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact APXI at the following address and telephone number:

APx Acquisition Corp. I

714 Westview Avenue

Nashville, TN 37205

Telephone: +1 (202) 465-5882

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from APXI’s proxy solicitation agent at the following address, telephone number and e-mail address:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (866) 356-6140

Email: APXI@dfking.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an APXI’s shareholder and would like to request documents, please do so by November 26, 2024, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from APXI, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of [●], 2024, to the Investment Management Trust Agreement (as defined below) is made by and between APx Acquisition Corp. I (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 6, 2021, as amended by that Amendment No. 1 to the Investment Management Trust Agreement dated as of February 27, 2023, Amendment No. 2 to the Investment Management Trust Agreement dated as of September 7, 2023 and Amendment No. 3 to the Investment Management Trust Agreement dated as of December 8, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Extraordinary General Meeting of the Company held on December 4, 2024 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated articles of association (the “Amended and Restated Memorandum and Articles of Association”) giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from December 9, 2024 to December 9, 2025 (i.e., for up to a period of time ending forty-eight (48) months after the consummation of its initial public offering); and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or upon the date which is 48 months from the closing of the Offering, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;”

2. Section 1(m) of the Trust Agreement is hereby deleted.

3. Exhibit E of the Trust Agreement is hereby deleted.

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

APX ACQUISITION CORP. I

By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2024
IMMEDIATE Vote by - Internet 24 Hours — a QUICK Day, 7 Days a Week EASY or by Mail
APX ACQUISITION CORP. I to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you Votes marked, submitted signed and electronically returned your over proxy the Internet card. must on December be received 3, 2024. by 11:59 p.m., Eastern Time, INTERNET www.cstproxyvote. – com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
PROXY CARD³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ³
Please mark
APX ACQUISITION CORP. I — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE your votes like this X
“FOR” PROPOSALS 1, 2, 3 AND 4.
(1) The Extension Amendment Proposal — FOR AGAINST ABSTAIN (4) The Adjournment Proposal — FOR AGAINST ABSTAIN
Amended as a special and resolution Restated to amend Memorandum APXI’s as Extraordinary an ordinary General resolution, Meeting to to adjourn a later date the by and a Articles special resolution of Association, passed as on amended February 27, 2023, as further or the dates Extraordinary in the discretion General Meeting, of the chairman including, of if necessary, to permit December amended by 8, special 2023, to resolutions extend the passed date by on which September the Company 7, 2023 and has vote further at solicitation the time of and the Extraordinary vote of proxies General if, based Meeting, upon the there tabulated are not to to December consummate 9, 2025 a business (as extended, combination the “Extended (the “Combination Date”) (i. Period”) e., for a sufficient Trust Agreement votes to Amendment approve the Extension Proposal and Amendment the NTA Proposal, Requirement the period public offering of time ending (the “Extension 48 months Amendment after the consummation Proposal”); of its initial Amendment Proposal.
A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares (2) The Trust Agreement Amendment FOR AGAINST ABSTAIN represented by the Proxy, when properly executed, will be voted in Proposal — as an ordinary resolution to the manner directed herein by the undersigned shareholder(s). If no amend APXI’s investment management trust direction is made, If any this Proxy will be voted FOR each of proposals and agreement, between dated the Company as of December and Continental 6, 2021, by Stock Transfer & Trust 1, the 2, Proxies 3 AND will 3. vote on other such matters matters properly in their discretion. come before the meeting, Company, (the “Trust Agreement to extend the Amendment Combination Proposal”); Period to the Extended Date
(3) NTA Requirement Amendment Proposal — FOR AGAINST ABSTAIN as of a Association special resolution, pursuant to to amend an amendment the Articles to (i) the the limitation Articles of that Association the Company to eliminate shall not redeem the Class A ordinary in the Company’s shares to failure the extent to have that net such tangible redemption assets would of at result least $5,000,001, upon consummation of the Company’s initial business the combination requirement (such that limitation, the Company the “Redemption shall not consummate Limitation”), an and initial (ii) CONTROL NUMBER business exceeded combination (together, the unless “NTA Requirement the Redemption Amendment Limitation Proposal”) is not
Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2024
When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

2024
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Stockholders This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/apxacquisitioncorpi/2024.
³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ³
APX ACQUISITION CORP. I
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2024
The undersigned appoints Kyle Bransfield and Xavier Martinez, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of APX Acquisition Corp. I held of record by the undersigned at the close of business on November 6, 2024 at the Extraordinary General Meeting of Stockholders of APX Acquisition Corp. I to be held on December 4, 2024, at 10:00 a.m. or at any adjournment or postponement thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
(Continued and to be marked, dated and signed, on reverse side)